ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2025
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET

4.    ACCOUNTS RECEIVABLE, NET

	As of December 31,
	2024	2025
	RMB	RMB	US$

Receivables due from partners	19,656	55,729	7,954
Receivables due from franchisees	8,786	7,504	1,071
Receivables due from corporate customers	82,809	93,097	13,288
Accounts receivable	111,251	156,330	22,313
Allowance for credit losses	—	—	—
Accounts receivable, net	111,251	156,330	22,313